UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2012

XYLEM INC.

(Exact name of registrant as specified in its charter)

Indiana	001-35229	45-2080495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1133 Westchester Avenue, Suite N200 White Plains, New York		10604
(Address of principal executive offices)		(Zip Code)

(914) 323-5700

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 12, 2012, the Board of Directors of Xylem Inc. (the “Company”), elected Robert F. Friel as a director effective immediately. Mr. Friel was also appointed as a member of the Audit and Nominating and Governance Committees of the Board of Directors. Mr. Friel is the Chairman and Chief Executive Officer of PerkinElmer, Inc.

Mr. Friel will be eligible to participate in all non-management Director compensation plans available to the Company’s other non-management directors effective with the Board of Directors’ December 2012 meeting.

On December 13, 2012, the Company issued a press release announcing the appointment of Mr. Friel as a new director. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	News Release issued by Xylem Inc. on December 13, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XYLEM INC.

Date: December 14, 2012	By:	/s/ Gretchen W. McClain
Gretchen W. McClain
President & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	News Release issued by Xylem Inc. on December 13, 2012.